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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 24, 2001


                          ANCHOR BANCORP WISCONSIN INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


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
               Wisconsin                               0-20006                              39-1726871
    -------------------------------            ------------------------                -------------------
    (State or other jurisdiction of            (Commission File Number)                   (IRS Employer
            incorporation)                                                             Identification No.)
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                               25 West Main Street
                            Madison, Wisconsin 53703
                  ---------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (608) 252-8700


                                 Not Applicable
                               ------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         PRESS RELEASE. On July 24, 2001, the Registrant issued a press release announcing financial results for the fiscal quarter ended June 30, 2001 and an increase (from 7.5 cents to 8.25 cents) in the quarterly dividend payable to its shareholders of record, with the dividend payable on August 15, 2001 to shareholders of record on August 1, 2001. A copy of said Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

         ANNUAL MEETING. Also on July 24, 2001, the Registrant held its annual meeting of shareholders at which meeting two directors (Douglas J. Timmerman and Greg M. Larson) were elected to serve three-year terms expiring in 2004, and Registrant's shareholders (i) voted to adopt the Registrant's Amended and Restated Management Recognition Plan and Trust Agreement (ii) voted to adopt the Registrant's 2001 Stock Option Plan For Non-Employee Directors and (iii) ratified the appointment by the Board of Directors of Ernst & Young LLP as the Registrant's independent auditors for the fiscal year ending March 31, 2002.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits:

                  99.1 Press release announcing financial results for the quarter ended June 30, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ANCHOR BANCORP WISCONSIN INC.




Date: August 6, 2001                       By: /s/ Douglas J. Timmerman
                                               --------------------------------
                                               Douglas J. Timmerman
                                               Chairman of the Board,
                                               President & Chief Executive
                                               Officer



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                          ANCHOR BANCORP WISCONSIN INC.

                            EXHIBIT INDEX TO FORM 8-K
                           Report Dated July 24, 2001



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
                                                                     Incorporated
Exhibit                                                              Herein by               Filed
Number            Description                                        Reference from          Herewith
--------          --------------------------------------             --------------          --------
99.1              Press Release of Anchor BanCorp                                               X
                  Wisconsin Inc. dated July 24, 2001.

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